                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 26, 1998.

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


          North Carolina                333-31441            56-1886793
          --------------                ---------            ----------
   (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)             File Number)       Identification No.)

              7800 McCloud Road, Greensboro, North Carolina 27407
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (336) 664-2400
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

               On February 26, 1998, the Registrant caused the issuance and sale of $197,901,846 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1998-A (the "Certificates") pursuant to the Series 1998-A Pooling and Servicing Agreement, dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (November 1995 Edition) (the "Standard Terms"). The Certificates were issued in ten Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:


                                                                                    Initial Certificate
Designation                                    Pass-Through Rate                     Principal Balance
-----------                                    -----------------                     -----------------

Class A-1..............................             6.200%                               $35,000,000
Class A-2..............................             6.100%                               $13,950,000
Class A-3..............................             6.050%                               $25,200,000
Class A-4..............................             6.200%                               $33,450,000
Class A-5..............................               (1)                                $53,195,000
Class M................................               (2)                                $15,337,000
Class B-1..............................               (3)                                $14,843,000
Class B-2..............................               (4)                                $ 6,926,846
Class X................................               (5)                                         (5)
Class R................................               (6)                                         (6)

-----------------------------------

(1)      The   Pass-Through   Rate  on  the  Class  A-5   Certificates  for  any
         Distribution Date shall be equal to the lesser of (i) 6.700% per annum and (ii) the Weighted Average Net Asset Rate.

(2) The Pass-Through Rate on the Class M Certificates for any Distribution Date shall be equal to the lesser of (i) 6.825% per annum and (ii) the Weighted Average Net Asset Rate.

(3)      The   Pass-Through   Rate  on  the  Class  B-1   Certificates  for  any
         Distribution Date shall be equal to the lesser of (i) 7.500% per annum and (ii) the Weighted Average Net Asset Rate.

(4)      The   Pass-Through   Rate  on  the  Class  B-2   Certificates  for  any
         Distribution Date shall be equal to the lesser of (i) 8.735% per annum and (ii) the Weighted Average Net Asset Rate.

(5) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

(6) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 1998-A (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Oakwood Acceptance Corporation ("OAC") pursuant to a Sales Agreement, dated as of February 1, 1998, between the Registrant and OAC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class


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R  Certificates  will be designated  as the "residual  interests" in each of the
REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are senior to the Class M, Class B-1 and Class B-2 Certificates.

         The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc. (the "Underwriters") pursuant to a Terms Agreement, dated as of February 20, 1998, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, June 1995. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.



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Exhibits

         1.1 Terms Agreement, dated February 20, 1998, among the Registrant, Oakwood Acceptance Corporation and Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc., as Underwriters, relating to the Offered Certificates (related exhibit available upon request of the Registrant)

         4.1 Copy of the Series 1998-A Pooling and Servicing Agreement, dated as of February 1, 1998, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee. (related exhibits available upon request of the Trustee)

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 26, 1998                               OAKWOOD MORTGAGE INVESTORS,
                                                            INC.



                                               By: /s/ Douglas R. Muir
                                                   --------------------

                                               Name:  Douglas R. Muir

                                               Title: Vice President



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                                INDEX TO EXHIBITS



                                                                                                               Page
1.1      Terms Agreement, dated February 20, 1998, among the Registrant, Oakwood
         Acceptance  Corporation and Credit Suisse First Boston  Corporation and
         First Chicago Capital Markets,  Inc., as Underwriters,  relating to the
         Offered Certificates (related exhibit
         available upon request of the Registrant).................................................................

4.1      Copy of the Series 1998-A Pooling and Servicing Agreement,  dated as of
         February  1,  1998,  by and among the  Registrant,  Oakwood  Acceptance
         Corporation, as Servicer,
         and PNC Bank, National Association (related exhibits
         available upon request of the Trustee) ...................................................................
